UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2015

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TRANS WORLD ENTERTAINMENT CORPORATION

(Exact name of registrant as specified in its charter)

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New York	0-14818	14-1541629
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

38 Corporate Circle,

Albany, New York 12203

(Address of principal executive offices)

(518) 452-1242

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the stockholders of the Company voted on the following proposal, which is more fully described in our proxy statement:

Proposal No. 1 –Election of Directors; and

On the record date for the Annual Meeting, there were 31,153,176 shares issued, outstanding and entitled to vote. Shareholders holding 29,432,341 shares were present at the meeting, in person or represented by proxy. The results of the voting at the Annual Meeting were as follows:

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Director	Votes For	Votes Against	Broker Non-Votes

Robert J. Higgins	29,138,701	293,640	0
Martin Hanaka	29,185,802	246,539	0
Robert Marks	29,125,846	306,495	0
Dr. Joseph Morone	29,179,014	253,327	0
Michael Nahl	29,002,067	430,274	0
Michael Solow	29,185,860	246,481	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2015	TRANS WORLD ENTERTAINMENT CORPORATION
By: /s/ John Anderson Name: John Anderson Title: Chief Financial Officer